RENTAL INCOME, NET	6 Months Ended
Jun. 30, 2026
Rental Income Net Abstract
RENTAL INCOME, NET

NOTE 19 – RENTAL INCOME, NET

The Company subleases part of the leased assets on a straight-line basis to other third parties. The lease terms with lessees vary and usually start from two years. Rental income for the six months ended June 30, 2026 and 2025 consisted of the following:

	2026	2025
Rental income	$147,740	$131,147
Rental expense	(60,842)	(53,372)
Total rental income, net	$86,898	$77,775